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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (D)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported) August 30, 2002

                               LECSTAR CORPORATION
             (Exact name of registrant as specified in its charter)



                                      Texas
         (State or other jurisdiction of incorporation or organization)



                               33-95796 76-0406417
          (Commission File Number) (IRS Employer Identification Number)


                             4501 Circle 75 Parkway
                                Building D -4210
                           Atlanta, Georgia 30339-3025

                    (Address of principal executive offices)

                                 (404) 659-9500
              (Registrant's telephone number, including area code)







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Item 5.           Other Events



                               On August 30, 2002, LecStar Corporation
                      ("LecStar") entered into a Securities Purchase Agreement by and among LecStar and Sherman LLC ("Sherman") whereby Sherman exchanged amounts owed under certain secured debt issued by LecStar for newly created Series G preferred stock ("Series G Preferred Stock") and common stock of LecStar ("Common Stock"). This exchange of secured debt issued by LecStar for Preferred Stock and Common Stock resulted in the issuance of 120 shares of Series G Preferred Stock and 74,629,830 shares of restricted Common Stock. Associated with this exchange, LecStar and Sherman entered into a Registration Rights agreement whereby LecStar agreed to register 150,000,000 shares of Common Stock either held by Sherman and certain other investors. As of the date of this Current Report on Form 8-K there are 120 outstanding shares of Series G Preferred Stock and 207,121,818 outstanding shares of Common Stock.

                               For complete information regarding the
                      consideration for the Series G Preferred Stock and Common Stock issued, as well as other matters, reference is made to the Securities Purchase Agreement, the Registration Rights Agreement and the Terms of Preferred Stock which are filed as Exhibit 4.1, 4.2 and 4.3, respectively, to this Current Report on Form 8-K and the contents of such Exhibits are incorporated herein by reference.






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         Item 7.      Financial Statements and Exhibits

         Financial Statements

            None.

         Exhibits

            See Exhibit Index attached hereto and incorporated herein by reference.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     LECSTAR CORPORATION


                                                     By:   /s/ W. Dale Smith
                                                       -------------------------
                                                        W. Dale Smith, President


Date:    September 6, 2002



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                                  EXHIBIT INDEX


Exhibit Number    Description

4.1 Securities Purchase Agreement dated August 29, 2002, by and among LecStar Corporation and Sherman LLC

4.2 Registration Rights Agreement dated August 29, 2002, by and among LecStar Corporation and Sherman LLC

4.3  Certificate of Designation for Series G Preferred Stock

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                                                                     Exhibit 4.1

                          SECURITIES PURCHASE AGREEMENT

         This Securities Purchase Agreement, dated as of August 29, 2002 (this "Agreement"), by and among Lecstar Corporation, a Texas corporation (the "Company"), and Sherman, LLC, a Cayman limited liability company (the "Purchaser").

                               W I T N E S S E T H
                               -------------------

                  WHEREAS, the Company and the Purchaser have previously entered into a Revolving Credit Note, dated as of January 22, 2001 (the "Revolver");

         WHEREAS, as of the date hereof, the Company owes the Purchaser $4,075,916.67 under the Note, consisting of the principal amount of $3,470,000 and accrued and unpaid interest of $605,916.67;

                  WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), and Rule 506 promulgated thereunder, the Company desires to issue and sell to the Purchasers, and the Purchasers desire to purchase from the Company, certain securities of the Company, as more fully described in this Agreement.

         NOW, THEREFORE, in consideration of the foregoing recitals and for good and valuable consideration, the receipt and sufficiency are hereby acknowledged, the parties hereto agree as follows:

1. Purchase and Sale of Securities. Subject to the terms and conditions set forth in this Agreement, at the Closing (as hereinafter defined), the Company shall issue and sell to the Purchaser, and the Purchaser shall purchase from the Company, (a) 120 shares (the "Preferred Shares") of the Company's newly-created Series G Convertible Preferred Stock, $.01 par value per share, (the "Preferred Stock") and (b) 74,629,830 shares of common stock, $.01 par value per share, of the Company (the "Common Stock"), in consideration for the cancellation of the outstanding amount of principal and interest on the Revolver through the Closing Date (as hereinafter defined).

2. The Closing. The closing of the transaction contemplated by this Agreement (the "Closing") shall be held at the offices of Bryan Cave LLP, 1290 Avenue of the Americas, New York, New York 10104, on the date hereof, or at such other place or time as all parties hereto may agree. The date of the closing is hereinafter referred to as the "Closing Date."

3. Closing Deliveries. On the Closing Date, the parties will deliver the following: (A) the Company will deliver to the Purchaser: (1) this Agreement, executed by the Company; (2) the legal opinion of outside counsel to the Company, in agreed form; (3) evidence satisfactory to the Purchaser that the Certificate of Designation of the Rights, Preferences and Privileges of the Company's Series G Convertible Preferred Stock, in the form attached hereto as Exhibit A (the "Certificate of Designation"), has been accepted for filing with the Secretary of

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State of the State of Texas; (4) a certificate representing the Preferred
Shares, registered in the name of such Purchaser; and (5) Transfer Agent Instructions (the "Transfer Agent Instructions") executed by the Company and delivered to and acknowledged by the Company's transfer agent; (6) the Registration Rights Agreement, in the form attached hereto as Exhibit B (the "Registration Rights Agreement") executed by the Company and (7) the Warrant, registered in the name of the Purchaser and (B) the Purchaser shall deliver to the Company, this Agreement and the Registration Rights Agreement. As used in this Agreement, "Transaction Documents" means this Agreement, the Warrant, the Registration Rights Agreement, the Certificate of Designation, the Transfer Agent Instructions and any other documents or agreements executed in connection with the transactions contemplated hereunder.

4. Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchasers as follows:

(a) Organization and Qualification. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Texas with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company has no subsidiaries other than as set forth in Schedule 4(a) (collectively, the "Subsidiaries"). Each of the Subsidiaries is an entity, duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Each of the Company and the Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate, (x) adversely affect the legality, validity or enforceability of the Transaction Documents,
(y) have or reasonably be expected to result in a material adverse effect on the results of operations, assets, prospects, or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (z) adversely impair the Company's ability to perform fully on a timely basis its obligations under any Transaction Document (any of (x), (y) or (z), a "Material Adverse Effect").

(b) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations thereunder. The execution and delivery of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company. The Transaction Documents and all other instruments and documents executed by the Company in connection therewith have been duly executed by the Company and, when delivered in accordance with the terms thereof, will constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms.

(c) Issuance of the Preferred Shares, and Common Stock. The Preferred Shares and the shares of Common Stock issuable upon conversion of the Preferred Stock (the"Underlying Preferred Shares") have been duly authorized and, when issued in accordance with the terms hereof and the Certificate of Designation and, will be duly and validly issued, fully paid and nonassessable, free and clear of any lien, charge, security interest, encumbrance, right of first refusal or other restriction (collectively, "Liens"). The shares of Common Stock together with the Underlying Preferred Shares, (the "Underlying Shares"), have been duly authorized and, when issued in accordance with the terms hereof and, will be duly and validly issued, fully paid and nonassessable, free and clear of any Lien. The Company has on the date hereof and will, at all times while the Preferred Shares are outstanding, maintain at least 200,000,000 authorized but unissued shares of its Common Stock, reserved for issuance to the holders of such Preferred Shares, to enable it to perform its conversion obligations thereunder. Such number of reserved and available shares of Common Stock shall not be less than the total number of shares of Common Stock issuable upon conversion in full of the Preferred Shares and Warrant as of the date hereof. As used in this Agreement, the Preferred Shares, the Preferred Underlying Shares, and the Common Stock are collectively referred to as the "Securities."

(d) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not (i) conflict with or violate any provision of the Company's or any subsidiary's articles of incorporation, bylaws or other charter documents (each as amended through the date hereof), or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or
(iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court, regulatory body or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected.

(e) Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents. A "Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

(f) SEC Reports; Financial Statements. The Company has filed all reports required to be filed by it under the Securities Act and the Exchange Act of 1934 (the "Exchange Act"), including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law to file such material) (the foregoing materials being collectively referred to herein as the "SEC Reports" and together with the Schedules to this Agreement, the "Disclosure Materials") on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Securities and Exchange Commission (the "Commission") promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(g) No Default or Violation. Except as set forth on Schedule 4(g), The Company:
(i) is not in default under or in violation of (and no event has occurred which has not been waived which, with notice or lapse of time or both, would result in a default by the Company under), nor has the Company received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound, (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is in violation of any statute, rule or regulation of any governmental authority, in each case of clause (i), (ii) or (iii) above, except as could not individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

(h) Certain Registration Matters. Assuming the accuracy of the Purchaser's representations and warranties set forth in Section 5, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchaser as contemplated by the Transaction Documents. The Company is eligible to register the resale of the Underlying Shares by the Purchaser under Form S-3 or SB-2 promulgated under the Securities Act. Except as described in Schedule 4(h), the Company has not granted or agreed to grant to any Person any rights (including "piggy back" registration rights) to have any securities of the Company registered with the Commission or any other governmental authority that have not been satisfied.

(i) Application of Takeover Protections. The Company has taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company's Certificate of Incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Purchasers as a result of the Purchaser's and the Company's fulfilling their respective obligations or exercising their rights under the Transaction Documents, including without limitation the Company's issuance of the Securities and the Purchaser's ownership of the Securities.

(j) Certain Fees. Except as described in Schedule 3(j), no brokerage or finder's fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement. The Purchaser shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement.

5. Representations and Warranties of the Purchaser. The Purchaser hereby represents, warrants and covenants to the Company as follows:

(a) Authorization; Enforcement. The Purchaser has the requisite power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The execution and delivery of this Agreement by the Purchaser and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Purchaser and no further action is required by the Purchaser. This Agreement and all other instruments and documents executed by the Purchaser in connection with this Agreement have been duly executed by the Purchaser and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligations of the Purchaser enforceable against it in accordance with its terms.

(b) Investment Intent. The Purchaser is acquiring the Securities as principal for its own account for investment purposes only and not with a view to or for distributing or reselling such Securities or any part thereof, without prejudice, however, to the Purchaser's right at all times to sell or otherwise dispose of all or any part of such Securities in compliance with applicable federal and state securities laws. Nothing contained herein shall be deemed a representation or warranty by the Purchaser to hold the Securities for any period of time. The Purchaser is acquiring the Securities hereunder in the ordinary course of its business. The Purchaser does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities.

(c) Purchaser Status. At the time the Purchaser was offered the Securities, it was, and at the date hereof it is an "accredited investor" as defined in Rule 501(a) under the Securities Act. The Purchaser is not a registered broker-dealer under Section 15 of the Exchange Act.

(d) Experience of the Purchaser. The Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(e) General Solicitation. The Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(f) Access to Information. The Purchaser acknowledges that it has reviewed the Disclosure Materials and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and the Subsidiaries and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Neither such inquiries nor any other investigation conducted by or on behalf of the Purchaser or its representatives or counsel shall modify, amend or affect the Purchaser's right to rely on the truth, accuracy and completeness of the Disclosure Materials and the Company's representations and warranties contained in the Transaction Documents.

         The Company acknowledges and agrees that the Purchaser does not make or has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 5.

6. Other Agreements of the Parties.


(a)      Transfer Restrictions.

(i) The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of the Securities other than pursuant to an effective registration statement, to the Company, to an Affiliate of a Purchaser, or pursuant to an available exemption from or in a transaction not subject to the registration requirements of the Securities Act, including Rule 144 promulgated under the Securities Act, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act.

(ii) The Purchasers agree to the imprinting, so long as is required by this
Section 6, of the following legend on any the Securities:

         [NEITHER] THESE SECURITIES [NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE [CONVERTIBLE][EXERCISABLE]] HAVE [NOT] BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

(iii) Notwithstanding anything herein to the contrary, Underlying Shares shall not contain the legend set forth above nor any other legend if (i) the conversion or exercise, as the case may be, of the Preferred Shares or Warrant occurs at any time while there is an effective registration statement covering the resale of the Underlying Shares issuable in respect thereof, or (ii) the holder is relying on Rule 144(k) promulgated under the Securities Act in connection with the resale of such Underlying Shares or, (iii) if there is not an effective registration statement covering the resale of such Underlying Shares at such time and Rule 144(k) is not then available, if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission). The Company agrees that if any Underlying Shares are issued with a legend, it will, within five (5) business days after request therefor by the Purchaser and the surrender by such Purchaser of the certificate representing such securities, deliver or cause to be delivered to such Purchaser a certificate or certificates representing such Underlying Shares, free from such legend at such time as such legend would not have been required under this Section had such issuance occurred on the date that a Purchaser requested a certificate(s) representing Underlying Shares. The Company may not make any notation on its records or give instructions to any transfer agent of the Company which enlarge the restrictions of transfer set forth in this Section. Other than with respect to resales of securities pursuant to Rule 144, the Purchasers agree that they shall comply with the prospectus delivery requirements under the Securities Act with respect to any resale of securities issued pursuant to this paragraph without restrictive legend.

(iv) The Company shall instruct its counsel to issue the legal opinion included in the Transfer Agent Instructions to the Company's transfer agent on the Closing Date.

(b) Acknowledgment of Dilution. The Company acknowledges that the issuance of the Underlying Shares upon conversion or exercise, as the case may be, of the Preferred Shares and Warrant will result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligation to issue Underlying Shares upon such conversions and exercises in accordance with the terms of the Preferred Shares and Warrant are unconditional and absolute, regardless of the effect of any such dilution.

(c) Amendment to Articles of Incorporation. The Company covenants and agrees that its shall maintain at least 200,000,000 authorized but unissued shares of its Common Stock, reserved for issuance to the holders of the Preferred Shares and Warrant, to enable it to perform its conversion obligations thereunder until the next annual meeting stockholders following the date of this Agreement. The Company covenants and agrees that at the next annual meeting of its stockholders following the date of this Agreement it shall obtain stockholder approval to amend its articles of incorporation, and file such amendment to its articles of incorporation with the appropriate authority in the State of Texas, to increase the number of authorized shares of Common Stock to a reasonably sufficient amount in order to enable the Company to comply with its issuance, conversion, exercise and reservation of shares obligations as set forth in this Agreement, the Certificate of Designation and the Warrant.

(d) Reservation of Underlying Shares. If on any date following the next annual meeting of its stockholders, the Company would be, if a notice of conversion or exercise, as the case may be, were to be delivered on such date, precluded from issuing the number of Underlying Shares as would then be issuable upon a conversion or exercise, as the case may be, in full of the Preferred Shares and Warrant due to the unavailability of a sufficient number of authorized but unissued or reserved shares of Common Stock, then the Board of Directors of the Company shall within 75 days from such date, file an appropriate amendment to the Company's articles of incorporation to evidence the increase in the number of shares of Common Stock which the Company is authorized to issue to at least such number of shares in order to enable the Company to comply with its issuance, conversion, exercise and reservation of shares obligations as set forth in this Agreement, the Certificate of Designation and the Warrant.

(e) Non-Disclosure of Non-Public Information. The Company shall not disclose non-public information to the Purchaser or its agents unless prior to disclosure of such information the Company identifies such information as being non-public information and the Purchaser enter into a non-disclosure agreement in form mutually acceptable to the Company and the Purchaser.

(f) Subsequent Placements. Prior to the expiration of the later of (x) first anniversary of the date that the initial registration statement (the "Registration Statement") meeting the requirements set forth in the Registration Rights Agreement and covering the resale by the Purchaser of the Underlying Shares required by the Registration Rights Agreement is first declared effective by the Securities and Exchange Commission (such date that the Registration Statement is first declared effective, the "Effective Date") and (y) the 450th day following the date of this Agreement, the Company will not, directly or indirectly, offer, sell, grant any option to purchase in excess of 100,000 shares of common stock or otherwise dispose of or announce any offer, sale, grant or any option to purchase or other disposition of any of Common Stock or any securities of the Company or any Subsidiary which entitle the holder thereof to acquire Common Stock at any time, including without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock or other securities that entitle the holder to receive, directly or indirectly, Common Stock (collectively, "Common Stock Equivalents") or any of its Subsidiaries' equity or Common Stock Equivalents (such offer, sale, grant, disposition or announcement being referred to as "Subsequent Placement"), unless otherwise agreed to in writing by the Purchaser. The one year period and the 450 day period set forth above shall be extended for the number of days during such period in which (i) trading in the Common Stock is suspended by any securities exchange or market on which the Common Stock is then listed or (ii) following the Effective Date, the Registration Statement is not effective or the prospectus included in the Registration Statement may not be used by the holders thereof for the resale of the Underlying Shares.

7. Miscellaneous.

(a) Fees and Expenses. Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all stamp and other taxes and duties levied in connection with the issuance of the Preferred Shares, Warrant and the Underlying Shares.

(b) Entire Agreement. The Transaction Documents, together with the Exhibits and Schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

(c) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 5:30 p.m. (New York City time) on a business day, (ii) the business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Agreement later than 5:30 p.m. (New York City time) on any date, (iii) the business day following the date of mailing, if sent by nationally recognized overnight courier service and marked for next business day delivery, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

         If to the Company:                 Lecstar Corporation
                                            4501 Circle 75 Parkway
                                            Building D-4210
                                            Atlanta, GA 30339-3025
                                            Attn: James E. Malcom
                                            Fax. No.:404-659-4900

         With a copy to:                   If to a Purchaser: Sherman LLC
                                           =====================
                                           Attn:
                                           Fax No.:

         With a copy to:                   Bryan Cave LLP
                                           1290 Avenue of the Americas
                                           New York, NY 10104
                                           Attn: Eric L. Cohen
                                           Fax No.: 212-541-1432 and
                                           212-541-4630

         or such other address as may be designated in writing hereafter, in the same manner, by such Person.

(d) Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by both the Company and the Purchaser or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

(e) Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

(f) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchaser. The Purchaser may assign any or all of its rights under this Agreement to any Person to whom the Purchaser assigns or transfers any securities, provided such transferee agrees in writing to be bound, with respect to the transferred securities, by any and all provisions hereof that apply to the "Purchaser."

(g) No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

(h) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York, Borough of Manhattan. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any legal proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such legal proceeding is improper. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such legal proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence a legal proceeding to enforce any provisions of a Transaction Document, then the prevailing party in such legal proceeding shall be reimbursed by the other party for its attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such legal proceeding.

(i) Survival. The representations, warranties, agreements and covenants contained herein shall survive the consummation of the transactions contemplated herein, including the conversion of the Preferred Shares and exercise of the Warrant.

(j) Business Day. For purposes of this Agreement, "business day" shall refer to any day other than Saturday or Sunday or any day on which banking institutions or U.S. stock exchanges are required or permitted to be closed in New York City.

(k) Severability. In case any one or more of the provisions of this Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affecting or impaired thereby and the parties will attempt, in good faith, to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

(l) Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Purchaser will be entitled to specific performance of the obligations of the Company under this Agreement and the Transaction Documents. Each of the Company and the Purchaser agrees that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of its obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

                                                     LECSTAR CORPORATION


                                                     By:
                                                               -----------------
                                                     Name:      W. Dale Smith
                                                     Title:     President


                                                     SHERMAN, LLC


                                                     By:
                                                               -----------------
                                                     Name:
                                                     Title:

                                                                     Exhibit 4.2



                          REGISTRATION RIGHTS AGREEMENT

   This Registration Rights Agreement (this "Agreement") is made and entered into as of August 29, 2002, by and among Lecstar Corporation, a Texas corporation (the "Company") and Sherman, LLC, a Cayman limited liability company (the "Purchaser").

   This Agreement is made pursuant to the Securities Purchase Agreement, dated as of the date hereof among the Company and the Purchaser (the "Purchase Agreement").

   The Company and the Purchaser hereby agree as follows:

1. Definitions. Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

   "Affiliate" means, with respect to any Person, any other
Person that directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, "control," when used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms of "affiliated," "controlling" and "controlled" have meanings correlative to the foregoing.

   "Effective Date" means the date on which a Registration Statement is declared effective by the Commission.

   "Effectiveness Date" means, (a) with respect to the initial Registration Statement required to be filed hereunder, the earlier of (i) the 240th day following the Closing Date and (ii) the fifth Trading Day following the date on which the Company is notified by the Commission that such Registration Statement will not be reviewed or is no longer subject to further review and comments, and
(b) with respect to any additional Registration Statements that may be required pursuant to Section 2(c), the earlier of (i) the 90th day following the date on which the Company first knows, or reasonably should have known, that such additional Registration Statement is required under such Section and (ii) the fifth Trading Day following the date on which the Company is notified by the Commission that such Registration Statement will not be reviewed or is no longer subject to further review and comments.

   "Effectiveness Period" shall have the meaning set forth in Section 2(a).

   "Filing Date" means: (a) with respect to the initial Registration Statement required to be filed hereunder, the 90th day following the Closing Date and (b) with respect to any additional Registration Statements that may be required pursuant to Section 2(c), the 30th day following the date on which a Purchaser notifies the Company that such additional Registration Statement is required under such Section.

   "Holder" or "Holders" means the holder or holders, as the case may be, from time to time of Registrable Securities.

   "Indemnified Party" shall have the meaning set forth in Section 5(c)

   "Indemnifying Party" shall have the meaning set forth in Section 5(c).

   "Losses" shall have the meaning set forth in Section 5(a).

   "Proceeding" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

   "Prospectus" means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

   "Registrable Securities" means 150,000,000 shares of Common Stock owned by the Holders.

   "Registration Statement" means each of the following: (a) an initial registration statement which is required to register the resale of not less the sum of (i) 100% of the number of shares of Common Stock owned by the Purchaser on the date that the Registration Statement is filed with the Commission and
(ii) the number of shares of Common Stock issuable upon exercise in full of the Warrants issuable pursuant to the Purchase Agreement, (b) each additional registration statement, if any, contemplated by Section 2(c), and (c) including, in each case, the Prospectus, amendments and supplements to each such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

   "Rule 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

   "Rule 415" means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

   "Rule 424" means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

   "Special Counsel" means Purchaser .

   "Trading Day" means: (a) a day on which the shares of Common
Stock are traded on the Trading Market on which the shares of Common Stock are then listed or quoted, or (b) if the shares of Common Stock are not listed on the Trading Market, a day on which the shares of Common Stock are quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions of reporting prices); provided, that in the event that the shares of Common Stock are not listed or quoted as set forth in (a) and (b) hereof, then Trading Day shall mean any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other government action to close.

   "Trading Market" means any of the OTC Bulletin Board, the American Stock Exchange, the New York Stock Exchange, the Nasdaq National Market or the Nasdaq SmallCap Market or any successor market on which the Common Stock is then listed or quoted, but not including the "Pink Sheets."

   "Warrant" means the Warrant issued or issuable under the Purchase Agreement.

   "Warrant Shares" means the shares of Common Stock issuable upon exercise of the Warrants.

2. Registration.

(a) On or prior to each Filing Date, the Company shall prepare and file with the Commission a Registration Statement covering the resale of all Registrable Securities required to be included in such Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415. Each Registration Statement shall be on Form S-3 or SB-2 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance herewith) and shall contain (except if otherwise required by the Commission) the "Plan of Distribution" attached hereto as Annex A. The Company shall use its best efforts to cause each Registration Statement to be declared effective under the Securities Act as promptly as possible, but in any event prior to the applicable Effectiveness Date, and shall use its best efforts to keep such Registration Statement continuously effective under the Securities Act until the date which is five years after the date that such Registration Statement is declared effective by the Commission or such earlier date when all Registrable Securities covered by a Registration Statement have been sold or may be sold without volume restrictions pursuant to Rule 144(k) as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company's transfer agent and the affected Holders (the "Effectiveness Period").

(b) If: (a) a Registration Statement is not filed on or prior to its Filing Date (if the Company files a Registration Statement without affording the Holder the opportunity to review and comment on the same as required by Section 3(a), the Company shall not be deemed to have satisfied clause (a)), or (b) the Company fails to file with the Commission a request for acceleration in accordance with Rule 461 promulgated under the Securities Act, within five Trading Days of the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that a Registration Statement will not be "reviewed," or not subject to further review, or (c) prior to the Effective Date, the Company fails to file a pre-effective amendment and otherwise respond in writing to comments made by the Commission in respect of such Registration Statement within fifteen Trading Days after the receipt of comments by or notice from the Commission that such amendment is required in order for a Registration Statement to be declared effective, or (d) a Registration Statement filed or required to be filed hereunder is not declared effective by the Commission by its Effectiveness Date, or (e) after the Effective Date, a Registration Statement ceases for any reason to remain continuously effective as to all Registrable Securities for which it is required to be effective, or the Holders are not permitted to utilize the Prospectus therein to resell such Registrable Securities, for in any such cases an aggregate of twenty Trading Days (which need not be consecutive Trading Days) (any such failure or breach being referred to as an "Event," and for purposes of clause (a) or (d) the date on which such Event occurs, or for purposes of clause
(b) the date on which such five Trading Day period is exceeded, or for purposes of clauses (c) the date which such fifteen Trading Day period is exceeded, or for purposes of clause (e) the date on which such twenty Trading Day period is exceeded being referred to as "Event Date"), then in additional to any other rights the Holders may have hereunder or applicable law: (x) on each such Event Date the Company shall pay to each Holder an amount in cash, as liquidated damages and not as a penalty, equal to 2.0% of the aggregate purchase price paid by such Holder pursuant to the Purchase Agreement; and (y) on each monthly anniversary of each such Event Date (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, the Company shall pay to each Holder an amount in cash or common stock, as liquidated damages and not as a penalty, equal to 2.0% of the aggregate purchase price paid by such Holder pursuant to the Purchase Agreement. If the Company fails to pay any liquidated damages pursuant to this Section in full within seven days after the date payable, the Company will pay interest thereon at a rate of 18% per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to the Holder, accruing daily from the date such liquidated damages are due until such amounts, plus all such interest thereon, are paid in full.

(c) If the number of Registrable Securities issuable at any time exceeds 85% of the number of shares of Common Stock then registered in a Registration Statement, then the Company shall file an additional Registration Statement covering the resale of by the Holders of not less than 125% of the number of Warrant Shares required in order that all Warrant Shares issuable upon exercise of the Warrant would then be registered in accordance with this Agreement.

3. Registration Procedures

   In connection with the Company's registration obligations hereunder, the Company shall:

(a) Not less than five Trading Days prior to the filing of the Registration Statement or any related Prospectus or any amendment or supplement thereto, the Company shall, (i) furnish to the Holders and their Special Counsel copies of all such documents proposed to be filed (including documents incorporated or deemed incorporated by reference) which documents will be subject to the review of such Holders and their Special Counsel, and (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file the Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Holders of a majority of the Registrable Securities and their Special Counsel shall reasonably object in good faith.

(b) (i) Prepare and file with the Commission such amendments, including post-effective amendments, to the Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably possible, and in any event within ten days, to any comments received from the Commission with respect to the Registration Statement or any amendment thereto and, as promptly as reasonably possible provide the Holders true and complete copies of all correspondence from and to the Commission relating to the Registration Statement; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the Holders thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented.

(c) Notify the Holders of Registrable Securities to be sold and their Special Counsel as promptly as reasonably possible (and, in the case of (i)(A) below, not less than three Trading Days prior to such filing) and (if requested by any such Person) confirm such notice in writing no later than one Trading Day following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement is proposed to be filed;
(B) when the Commission notifies the Company whether there will be a "review" of such Registration Statement and whenever the Commission comments in writing on such Registration Statement (the Company shall provide true and complete copies thereof and all written responses thereto to each of the Holders); and (C) with respect to the Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to the Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (v) of the occurrence of any event or passage of time that makes the financial statements included in the Registration Statement ineligible for inclusion therein or any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, Prospectus or other documents so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) Use its best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of the Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

(e) Furnish to each Holder and their Special Counsel, without charge, at least one conformed copy of each Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.

(f) Promptly deliver to each Holder and their Special Counsel, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request. The Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

(g) Prior to any public offering of Registrable Securities, use its best efforts to register or qualify or cooperate with the selling Holders and their Special Counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement; provided, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or subject the Company to any material tax in any such jurisdiction where it is not then so subject.

(h) Cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by the Purchase Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may request.

(i) Upon the occurrence of any event contemplated by Section 3(c)(v), as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(j) Comply with all applicable rules and regulations of the Commission.

(k) The Company may require each selling Holder to furnish to the Company a certified statement as to the number of shares of Common Stock beneficially owned by such Holder and, if requested by the Commission, the controlling person thereof.

4. Registration Expenses. All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to the Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the Trading Market on which the Common Stock is then listed for trading, and (B) in compliance with applicable state securities or Blue Sky laws), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is reasonably requested by the holders of a majority of the Registrable Securities included in the Registration Statement),
(iii) messenger, telephone and delivery expenses, (iv) Securities Act liability insurance, if the Company so desires such insurance, and (v) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder.

5. Indemnification

(a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, agents, brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Common Stock), investment advisors and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and reasonable attorneys' fees) and expenses (collectively, "Losses"), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (1) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (it being understood that the Holder has approved Annex A hereto for this purpose) or (2) in the case of an occurrence of an event of the type specified in Section 3(c)(ii)-(v), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 6(d). The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.

(b) Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising solely out of or based solely upon: (x) such Holder's failure to comply with the prospectus delivery requirements of the Securities Act or (y) any untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto, or arising solely out of or based solely upon any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Holder to the Company specifically for inclusion in such Registration Statement or such Prospectus or to the extent that (1) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement (it being understood that the Holder has approved Annex A hereto for this purpose), such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (2) in the case of an occurrence of an event of the type specified in Section 3(c)(ii)-(v), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 6(d).

(c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the "Indemnifying Party") in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

   An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

   All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten Trading Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

(d) Contribution. If a claim for indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 5(c), any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

   The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

   The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

6. Miscellaneous

(a) Remedies. In the event of a breach by the Company or by a Holder, of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

(b) Other Registrations. Prior to the 180th day following the Effective Date, the Company shall not, directly or indirectly, file any other registration statement with the Commission with respect to any securities of the Company. Except as and to the extent specified in Schedule 6(b) hereto, neither the Company nor any of its security holders (other than the Holders in such capacity pursuant hereto) may include securities of the Company in the Registration Statement other than the Registrable Securities, and the Company shall not after the date hereof enter into any agreement providing any such right to any of its security holders. Except as and to the extent specified in Schedule 6(b) hereto, the Company has not previously entered into any agreement granting any registration rights with respect to any of its securities to any Person which have not been fully satisfied. The 180 day period set forth above shall be extended for the number of days during such period in which (i) trading in the Common Stock is suspended by the Trading Market on which the Common Stock is then listed or (ii) following the Effective Date, the Registration Statement is not effective or the prospectus included in the Registration Statement may not be used by the holders thereof for the resale of the Registrable Securities registered thereon.

(c) Compliance. Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement.

(d) Discontinued Disposition. Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(c), such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder's receipt of the copies of the supplemented Prospectus and/or amended Registration Statement or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The Company may provide appropriate stop orders to enforce the provisions of this paragraph.

(e) Piggy-Back Registrations. If at any time during the Effectiveness Period there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company shall send to each Holder written notice of such determination and, if within fifteen days after receipt of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such holder requests to be registered, subject to customary underwriter cutbacks applicable to all holders of registration rights.

(f) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holders of at least two-thirds of the then outstanding Registrable Securities.

(g) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 5:30 p.m. (New York City time) on a business day, (ii) the business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Agreement later than 5:30 p.m. (New York City time) on any date, (iii) the business day following the date of mailing, if sent by nationally recognized overnight courier service and marked for next business day delivery, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

         If to the Company:                 Lecstar Corporation
                                            4501 Circle 75 Parkway
                                            Building D-4210
                                            Atlanta, GA 30339-3025
                                            Attn:
                                            Fax. No.:

         With a copy to:                   If to a Purchaser: Sherman LLC
                                           Attn:
                                           Fax No.:

         With a copy to:                   Bryan Cave LLP
                                           1290 Avenue of the Americas
                                           New York, NY 10104
                                           Attn: Eric L. Cohen
                                           Fax No.: 212-541-1432 and
                                           212-541-4630

         or such other address as may be designated in writing hereafter, in the same manner, by such Person.

(h) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may not assign its rights or obligations hereunder without the prior written consent of each Holder. Each Holder may assign their respective rights hereunder in the manner and to the Persons as permitted under the Purchase Agreement.

(i) Execution and Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

(j) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York, Borough of Manhattan. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any legal proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such legal proceeding is improper. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such legal proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence a legal proceeding to enforce any provisions of a Transaction Document, then the prevailing party in such legal proceeding shall be reimbursed by the other party for its attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such legal proceeding.

(k) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

(l) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(m) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                           SIGNATURE PAGES TO FOLLOW]

   IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.


                                            LECSTAR CORPORATION


                                            By:_________________________________
                                            Name:     W. Dale Smith
                                            Title:    President



                                            SHERMAN, LLC


                                            By: ___________________________

                                            Name:
                                            Title:

                                     Annex A

                              Plan of Distribution

         The Selling Stockholders and any of their pledgees, assignees and successors-in-interest may, from time to time, sell any or all of their shares of Common Stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These sales may be at fixed or negotiated prices and are subject to a ten percent (10%) limit of the daily trading volume. The Selling Stockholders may use any one or more of the following methods when selling shares:

o        ordinary   brokerage   transactions and transactions in which the
         broker-dealer solicits purchasers;

o block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

o purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

o an exchange distribution in accordance with the rules of the applicable exchange;

o        privately negotiated transactions;

o broker-dealers may agree with the Selling Stockholders to sell a specified number of such shares at a stipulated price per share;

o        a combination of any such methods of sale; and

o        any other method permitted pursuant to applicable law.

         The Selling Stockholders may also sell shares under Rule 144 under the Securities Act, if available, rather than under this prospectus.

         Broker-dealers engaged by the Selling Stockholders may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the Selling Stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated. The Selling Stockholders do not expect these commissions and discounts to exceed what is customary in the types of transactions involved.

         The selling stockholder may from time to time pledge or grant a security interest in some or all of the shares of common stock or Warrants owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock from time to time under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933 amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus.

         The selling stockholders also may transfer the shares of common stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

         The Selling Stockholders and any broker-dealers or agents that are involved in selling the shares may be deemed to be "underwriters" within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. The Selling Stockholders have informed the Company that it does not have any agreement or understanding, directly or indirectly, with any person to distribute the Common Stock.

                                                                     Exhibit 4.3





                            Terms of Preferred Stock

SECTION 1. Designation, Amount and Par Value. The series of preferred stock shall be designated as its 3% Series G Redeemable Convertible Preferred Stock (the "Preferred Stock") and the number of shares so designated shall be 120. Each share of Preferred Stock shall have a par value of $.01 per share and a stated value equal to the sum of $100,000 plus all accrued and unpaid dividends to the date of determination (the "Stated Value").

SECTION 2. Definitions. As used in this Certificate of Designation, the following terms shall have the meanings set forth in this Section 2:

                  "Affiliate" shall have the meaning set forth in Rule 144 promulgated under the Securities Act.

                  "Bankruptcy Event" means any of the following events: (a) the Company or any subsidiary thereof commences a case or other proceeding under any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction relating to the Company or any subsidiary thereof; (b) there is commenced against the Company or any subsidiary thereof any such case or proceeding that is not dismissed within 60 days after commencement; (c) the Company or any subsidiary thereof is adjudicated insolvent or bankrupt or any order of relief or other order approving any such case or proceeding is entered; (d) the Company or any subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property that is not discharged or stayed within 60 days; (e) the Company or any subsidiary thereof makes a general assignment for the benefit of creditors; (f) the Company or any subsidiary thereof calls a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or (g) the Company or any subsidiary thereof, by any act or failure to act, expressly indicates its consent to, approval of or acquiescence in any of the foregoing or takes any corporate or other action for the purpose of effecting any of the foregoing.

                  "Buy-In" shall have the meaning set forth in Section 6(b)(vi) hereof.

                  "Change of Control Transaction" means the occurrence of any of: (i) an acquisition after the date hereof by an individual or legal entity or "group" (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act) of effective control (whether through legal or beneficial ownership of capital stock of the Company, by contract or otherwise) of in excess of 33% of the voting securities of the Company, (ii) a replacement at one time or over time of more than one-half of the members of the Company's board of directors which is not approved by a majority of those individuals who are members of the board of directors on the date hereof (or by those individuals who are serving as members of the board of directors on any date whose nomination to the board of directors was approved by a majority of the members of the board of directors who are members on the date hereof), (iii) the merger of the Company with or into another entity that is not wholly-owned by the Company, consolidation or sale of 50% or more of the assets of the Company in one or a series of related transactions, or (iv) the execution by the Company of an agreement to which the Company is a party or by which it is bound, providing for any of the events set forth above in (i), (ii) or (iii).

                  "Closing Bid Price" means on any particular date: (a) the closing bid price per share of Common Stock on such date on the Trading Market on which the Common Stock is then listed or quoted, or if there is no such price on such date, then the closing bid price on such Trading Market on the date nearest preceding such date, or (b) if the Common Stock is not then listed or quoted on a Trading Market, the average of the "Pink Sheet" quotes for a share of Common Stock on the relevant date or period, as determined in good faith by the Holder, or (c) if the Common Stock is not then publicly traded, the fair market value of a share of Common Stock as determined by an appraiser selected in good faith by the Holders of a majority of the shares of the Preferred Stock.

                  "Closing Date" shall have the meaning set forth in the Purchase Agreement.

                  "Closing Sales Price" means on any particular date: (a) the closing sales price per share of Common Stock on such date on the Trading Market on which the Common Stock is then listed or quoted, or if there is no such price on such date, then the closing sales price on such Trading Market on the date nearest preceding such date, or (b) if the Common Stock is not then listed or quoted on a Trading Market, the average of the "Pink Sheet" quotes for a share of Common Stock on the relevant date or period, as determined in good faith by the Holder, or (c) if the Common Stock is not then publicly traded, the fair market value of a share of Common Stock as determined by an appraiser selected in good faith by the Holders of a majority of the shares of the Preferred Stock.

                  "Commission" means the Securities and Exchange Commission.

                  "Common Stock" means the Company's common stock, par value $.01 per share, and stock of any other class into which such shares may hereafter have been reclassified or changed.

                  "Common Stock Equivalents" means any securities issued by the Company or a subsidiary thereof, including without limitation any rights, options, warrants, preferred stock or debt, that is convertible into, exchangeable for, or otherwise entitles the holder thereof to receive at any time, directly or indirectly, shares of Common Stock.

                  "Conversion Date" means the date specified in a Conversion Notice to effect conversions of Preferred Stock under Section 6(a), which date may not be prior to the date the Holder delivers such Conversion Notice. If no Conversion Date is specified in a Conversion Notice, then the Conversion Date for such notice shall be the date that such notice is deemed delivered hereunder.

                  "Conversion Price" means, (a) during the period commencing on the Closing Date and ending on the second anniversary of the Closing Date, $0.75 (subject to adjustment in accordance with Section 6(c)) and (b) following the second anniversary of the Closing Date, the lesser of (x) $0.75 (subject to adjustment in accordance with Section 6(c)) and (y) 90% of the average of the Closing Bid Prices during the 20 Trading Days immediately prior to (but not including) a Conversion Date.

                  "Conversion Ratio" means, at any time, a fraction, the numerator of which is Stated Value and the denominator of which is the Conversion Price at such time.

                  "Dividend Payment Date" means each March 31, June 30, September 30 and December 31, beginning March 31, 2003, except if such date is not a Trading Date, in which case such dividend shall be payable on the next succeeding Trading Day.

                  "Equity Conditions" means, with respect to a specified issuance of Common Stock, that each of the following conditions is satisfied:
(i) the number of authorized but unissued and otherwise unreserved shares of Common Stock is sufficient for such issuance; (ii) such shares of Common Stock are registered for resale by the Holder pursuant to an effective registration statement, and the prospectus thereunder is available for use by the Holder to sell such shares or all such shares may be sold without volume restrictions pursuant to Rule 144(k) under the Securities Act; (iii) the Common Stock is listed or quoted (and is not suspended from trading) on a Trading Market and such shares of Common Stock are approved for listing on such Trading Market upon issuance; (iv) such issuance would be permitted in full without violating the rules or regulations of the Trading Market; (v) no Bankruptcy Event has occurred; (vi) no Triggering Event nor any event that with the passage of time and without being cured would constitute a Triggering Event has occurred and not been cured, and (vii) no public announcement of a pending or proposed Change of Control Transaction or Fundamental Transaction has occurred that has not been consummated.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Fundamental Transaction" any (i) merger or consolidation of the Company with or into another Person, (ii) any sale of more than one-half of the assets of the Company (on an as valued basis) in one or a series of related transactions, (iii) any tender offer or exchange offer (whether by the Company or another Person) pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (iv) any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property.

                  "Holder" means holders of Preferred Stock (all Holders are, collectively, the "Holders").

                  "Holder Percentage" means, with respect to a Holder, the percentage equal to the product of (x) a fraction, the numerator of which shall be the Stated Value of Preferred Stock issued or issuable to such Holder on the Closing Date and the denominator of which shall be the aggregate Stated Value issued or issuable to all Holders on the Closing Date times (y) 100.

                  "Junior Securities" means the Common Stock and all other Common Stock Equivalents.

                  "Liquidation" means for any Person, any liquidation, dissolution or winding-up of such Person, whether voluntary or involuntary, by operation or law or otherwise.

                  "Optional Redemption Stated Value Amount" equals (x) the number of days between the Conversion Date and July 1, 2002 divided by 730 times
(y) 115% times (z) the Stated Value then outstanding Preferred Stock (without regard to accrued and unpaid dividends on such Stated Value).

                  "Original Issue Date" shall mean the date of the first issuance of any shares of the Preferred Stock regardless of the number of transfers of any particular shares of Preferred Stock and regardless of the number of certificates which may be issued to evidence such Preferred Stock.

                  "Person" means a corporation, an association, a partnership, an organization, a business, an individual, a government or political subdivision thereof or a governmental agency.

                  "Purchase Agreement" means the Securities Purchase Agreement, dated as of the Original Issue Date, to which the Company and the original Holder are parties, as amended, modified or supplemented from time to time in accordance with its terms.

                  "Registration Rights Agreement" means the Registration Rights Agreement, dated as of the Original Issue Date, to which the Company and the original Holder are parties.

                  "Registration Statement" means a registration statement that meets the requirements of the Registration Rights Agreement, which Registration Statement shall become effective in accordance with the terms of the Registration Rights Agreement.

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "Trading Day" means: (a) a day on which the shares of Common Stock are traded on the Trading Market on which the shares of Common Stock are then listed or quoted, or (b) if the shares of Common Stock are not listed on the Trading Market, a day on which the shares of Common Stock are quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions of reporting prices); provided, that in the event that the shares of Common Stock are not listed or quoted as set forth in (a) and (b) hereof, then Trading Day shall mean any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other government action to close.

                  "Trading Market" means any of the OTC Bulletin Board, the American Stock Exchange, the New York Stock Exchange, the Nasdaq National Market or the Nasdaq SmallCap Market or any successor market on which the Common Stock is then listed or quoted, but not including the "Pink Sheets."

                  "Transaction Documents" shall have the meaning set forth in the Purchase Agreement.

                  "Triggering Event" means any one or more of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

(I) the Company shall be a party to any Change of Control Transaction or Fundamental Transaction initiated by anyone other than a Holder or its Affiliates or any Person to whom a Holder or its Affiliates act as an investment adviser or investment manager;

(II) the Company shall redeem more than a de minimis number of Junior Securities (other than redemptions of Underlying Shares);

(III) there shall have occurred a Bankruptcy Event;

(IV) the Company shall offer, sell, grant any option to purchase, or otherwise dispose of (or announce any offer, sale, grant or any option to purchase or other disposition) of any Common Stock or Common Stock Equivalents (other than grants of options or issuance of any shares or upon the exercise of any options to employees, officers and directors of the Company pursuant to any stock option plan, employee stock purchase plan or similar plan or incentive arrangement approved by the Company's board of directors.) in excess of 100,000 shares of common stock;

(V) the Company shall fail for any reason to pay in full the amount of cash due pursuant to any liquidated damages hereunder (including any Buy-In) within seven days after notice therefor;

(VI) the Common Stock shall fail to be listed or quoted for trading on a Trading Market for more than two Trading Days;

(VII) the Registration Statement shall not be declared effective by the Commission prior to the 240th day following the Closing Date;

(VIII) the Company shall fail to deliver to the Holder certificates in the manner and amount required pursuant to Section 6(c) by the 12th Trading Day following a Conversion Date or the Company shall provide notice to any Holder, including by way of a public announcement, at any, of the Company's intention not to comply with a Holder's conversion requests pursuant to the terms of this Certificate of Designation;

(IX) any other Holder shall have required redemption of Preferred Stock or Stated Value under this Certificate of Designation;

(X) after the Registration Statement is first declared effective by the Commission, such Registration Statement ceases for any reason to remain continuously effective as to all securities for which it is required to be effective for an aggregate of twenty (20) Trading Days (which need not be consecutive Trading Days) or the prospectus included in the Registration Statement may not be used by the selling securityholders for the resale of the securities included in the Registration Statement for an aggregate of twenty
(20) Trading Days (which need not be consecutive Trading Days);

(XI) an Event (as defined in the Registration Rights Agreement) shall not have been cured to the satisfaction of the Holders party thereto prior to the expiration of 20 days from the applicable Event Date (as defined in the Registration Rights Agreement) (other than an Event resulting from the failure of the Registration Statement to be declared effective by the Commission on or prior to the 240th day after the Closing Date);

(XII) there are an insufficient number of authorized shares of Common Stock available for issuance upon conversion in full of the Preferred Stock and the Company has not filed an amendment to its Articles of Incorporation increasing the number of authorized shares to a reasonably sufficient number of authorized shares of Common Stock in order to enable the Company to comply with its issuance, conversion, exercise and reservation of shares obligations as set forth in the Purchase Agreement and this Certificate of Designation within 75 days following the date that the Company would be, if a notice of conversion were to be delivered on such date, precluded from issuing the number of Underlying Shares as would then be issuable upon a conversion in full of the Preferred Stock due to the unavailability of a sufficient number of authorized but unissued or reserved shares of Common Stock;

(XIII) the Company shall fail to observe or perform any other covenant, agreement or warranty contained in, or otherwise commit any breach of the Transaction Documents, and such failure or breach shall not, if subject to the possibility of a cure by the Company, have been remedied within ten Trading Days after the date on which written notice of such failure or breach shall have been given.

                  "Underlying Shares" means, collectively, the shares of Common Stock into which the shares of Preferred Stock are convertible in accordance with the terms hereof.

SECTION 3.        Dividends.

(A) Holders shall be entitled to receive, out of funds legally available therefor, and the Company shall pay, cumulative dividends on the Preferred Stock at the rate per share (as a percentage of the Stated Value per share) of 3% per annum, payable on (i) each Dividend Payment Date and (ii) to the extent not paid on a Dividend Payment Date, at the option of each Holder, each Conversion Date. Dividends on the Preferred Stock shall be calculated on the basis of a 360-day year, shall accrue daily commencing the Original Issue Date, and shall be deemed to accrue from such date whether or not earned or declared and whether or not there are profits, surplus or other funds of the Company legally available for the payment of dividends.

(B) Subject to the conditions and limitations set forth below, the Company may pay required dividends (i) in cash or (ii) by delivering by the third Trading Day following the Dividend Payment Date, a number of freely tradeable shares of Common Stock equal to the quotient obtained by dividing the amount of such dividend by the average of the Closing Bid Prices for the five Trading Days immediately preceding (but not including) the Dividend Payment Date. The Company must deliver written notice to the Holders indicating the manner in which it intends to pay dividends at least ten Trading Days prior to each Dividend Payment Date, but the Company may indicate in any such notice that the election contained therein shall continue for subsequent Dividend Payment Dates until revised. Failure to timely provide such written notice shall be deemed an election by the Company to pay such dividends in cash. All dividends payable in respect of the Preferred Stock on any Dividend Payment Date must be paid in the same manner. Notwithstanding the foregoing, the Company may not pay dividends in stock unless, at such time, the Equity Conditions are satisfied with respect to all of the Underlying Shares then issuable upon conversion in full of all outstanding Preferred Stock. If the Company fails for any reason to pay dividends as required hereunder by the third Trading Day following a Dividend Payment Date, then the Holder may (but shall not be required to) treat the amount of such dividend as added to the Stated Value as of such Dividend Payment Date. Any dividends to be paid in cash hereunder that are not paid within three Trading Days following a Dividend Payment Date shall continue to accrue and shall entail a late fee, which must be paid in cash, at the rate of 15% per annum or the lesser rate permitted by applicable law (such fees to accrue daily, from the date such dividend is due hereunder through and including the date of payment).

SECTION 4. Voting Rights; Certain Protective Provisions. Except as otherwise required by law or as set forth herein, the Preferred Stock shall enjoy no voting rights as a shareholder of the Company. So long as any shares of Preferred Stock are outstanding, the Company shall not, without the affirmative vote of the Holders of a majority of the shares of the Preferred Stock then outstanding: (a) alter or change adversely the powers, preferences or rights given to the Preferred Stock or alter or amend this Certificate of Designation,
(b) authorize or create any class of stock ranking as to dividends or distribution of assets upon a Liquidation senior to or otherwise pari passu with the Preferred Stock, (c) amend its certificate or articles of incorporation or other charter documents so as to affect adversely any rights of the Holders, (d) increase the authorized number of shares of Preferred Stock under this Certificate of Designation, (e) redeem, purchase, set aside monies in respect of a redemption or purchase (through a sinking fund or otherwise), or otherwise acquire directly or indirectly any Junior Securities, (f) pay or declare any dividend or make any distribution (other than a dividend or distribution described in Section 6 or dividends due and paid in the ordinary course on preferred stock of the Company at such times when the Company is in compliance with its payment and other obligations hereunder) upon, or otherwise make any distribution in respect of, any Junior Securities, or (g) enter into any agreement with respect to the foregoing.

SECTION 5. Liquidation. Upon any Liquidation, the Holders shall be entitled to receive out of the assets of the Company, whether such assets are capital or surplus, for each share of Preferred Stock an amount equal to the Stated Value per share before any distribution or payment shall be made to the holders of any Junior Securities, and if the assets of the Company shall be insufficient to pay in full such amounts, then the entire assets to be distributed to the Holders shall be distributed among the Holders ratably in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full. A sale, conveyance or disposition of 50% or more of the assets of the Company or the effectuation by the Company of a transaction or series of related transactions in which more than 33% of the voting power of the Company is disposed of, or a consolidation or merger of the Company with or into any other company or companies into one or more companies not wholly-owned by the Company shall not be treated as a Liquidation, but instead shall be subject to the provisions of Section 6. The Company shall mail written notice of any such Liquidation, not less than 45 days prior to the payment date stated therein, to each record Holder.

SECTION 6. Conversion.

(A) Conversion at Option of the Holder. Each share of Preferred Stock shall be convertible into shares of Common Stock, solely at the option of the Holder, at any time and from time to time from and after the second anniversary of the Original Issue Date. Holders shall effect conversions hereunder by delivering the Company with a written notice in the form attached hereto as Exhibit A (a "Conversion Notice"). Notwithstanding anything set forth in this Certificate of Designation or the Purchase Agreement to the contrary, a Holder shall not be required to, and the Company shall not require a Holder to, convert any shares of Preferred Stock into shares of Common Stock.

(b) Certain Conversion Restrictions. Notwithstanding anything to the contrary contained herein, the number of shares of Common Stock that may be acquired by a Holder upon any conversion of Preferred Stock (or otherwise in respect hereof) shall be limited to the extent necessary to insure that, following such conversion (or other issuance), the total number of shares of Common Stock then beneficially owned by such Holder and its Affiliates and any other Persons whose beneficial ownership of Common Stock would be aggregated with such Holder's for purposes of Section 13(d) of the Exchange Act, does not exceed 9.999% of the total number of issued and outstanding shares of Common Stock. For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. Each delivery of a Conversion Notice hereunder will constitute a representation by the applicable Holder that it has evaluated the limitation set forth in this section and determined that issuance of the full number of Underlying Shares requested in such Conversion Notice is permitted. This provision shall not restrict the number of shares of Common Stock which a Holder may receive or beneficially own in order to determine the amount of securities or other consideration that such Holder may receive in the event of a merger or other business combination or reclassification involving the Company as contemplated herein.

(B) Mechanics of Conversion.

(I) The number of Underlying Shares issuable upon any conversion hereunder shall equal the Stated Value of Preferred Stock to be converted (including any dividends that have been added to such Stated Value in accordance with Section
3), divided by the Conversion Price.

(II) Not later than five Trading Days after each Conversion Date, the Company will deliver to the Holder a certificate or certificates which shall be free of restrictive legends and trading restrictions (other than those required by Section 6 of the Purchase Agreement) representing the number of shares of Common Stock being acquired upon such conversion. The Company shall, upon request of the Holder, if available, use its best efforts to deliver any certificate or certificates required to be delivered by the Company under this Section electronically through the Depository Trust Corporation DWAC System or another established clearing corporation performing similar functions.

(III) To effect conversions hereunder, the Holder shall not be required to physically surrender certificates representing shares of Preferred Stock or Stated Value being converted unless the full shares of Preferred Stock or Stated Value represented by such certificate is being converted, in which event, the Holder shall deliver such certificate promptly to the Company (it being understood that such delivery is not a condition precedent to the Company's obligations to deliver Underlying Shares upon such conversion). Conversions hereunder shall have the effect of lowering the outstanding Stated Value of the Preferred Stock in an amount equal to the Stated Value and number of shares of Preferred Stock subject to such conversion. The Holder and the Company shall maintain records showing the Stated Value and number of shares of Preferred Stock converted and the date of such conversions.

(IV) The Company's obligations to issue and deliver Underlying Shares upon conversion of Preferred Stock in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of such Underlying Shares. Nothing herein shall limit a Holder's right to pursue any and all remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company's failure to timely deliver certificates representing Underlying Shares upon conversions hereunder as required under Section 6(b).

(V) If the Company fails to deliver to the Holder the certificates in the manner and number required pursuant to Section 6(b), by the fifth Trading Day after the Conversion Date, then in addition to other available remedies (1) Company shall pay to such Holder, in cash, as liquidated damages and not as a penalty, $5,000 for each Trading Day after such fifth Trading Day until such certificates are delivered, and (2) the Holder will have the right to rescind such conversion provided notice of such rescission is provided prior to receipt of such Underlying Shares.

(VI) If by the fifth Trading Day after a Conversion Date the Company fails to deliver to the Holder the certificates in the manner and number required pursuant to Section 6(b), and if after such fifth Trading Day the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by such Holder of the Underlying Shares which the Holder anticipated receiving upon such conversion (a "Buy-In"), then the Company shall (A) pay in cash to the Holder (in addition to any remedies available to or elected by the Holder) the amount by which (x) the Holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (1) the aggregate number of Underlying Shares that the Company was required to deliver to the Holder in connection with the conversion at issue by (2) the Closing Sales Price at the time of the obligation giving rise to such purchase obligation and (B) at the option of the Holder, either reinstate the Stated Value and shares of Preferred Stock and equivalent number of Underlying Shares for which such conversion was not honored or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its conversion and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of Preferred Stock with a market price on the date of conversion totaling $10,000, under clause (A) of the immediately preceding sentence, the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written details of the amounts due in respect of the Buy-In.

(C) Adjustments to Conversion Price. The Conversion Price in effect on any Conversion Date shall be subject to adjustments in accordance with this Section 6(c):

(I) Stock Dividends and Splits. If the Company (i) pays a stock dividend on its Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of Common Stock, (ii) subdivides outstanding shares of Common Stock into a larger number of shares, or (iii) combines outstanding shares of Common Stock into a smaller number of shares, then in each such case the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to clause (i) of this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution, and any adjustment pursuant to clause (ii) or (iii) of this paragraph shall become effective immediately after the effective date of such subdivision or combination.

(II) Pro Rata Distributions. If the Company shall issue rights, warrants or options to all holders of Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the Closing Sales Price at the record date mentioned below, then the Conversion Price shall be multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to the issuance of such rights, warrants or options, plus the number of shares of Common Stock which the aggregate offering price of the total number of shares so offered would purchase at such Closing Sales Price, and the denominator of which shall be the sum of the number of shares of Common Stock outstanding immediately prior to such issuance plus the number of shares of Common Stock offered for subscription or purchase. Such adjustment shall be made whenever such rights or warrants are issued, and shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights or warrants. However, upon the expiration of any right, warrant or option to purchase shares of Common Stock the issuance of which resulted in an adjustment in the Conversion Price pursuant to this Section 6(c)(ii), if any such right, warrant or option shall expire and shall not have been exercised, the Conversion Price shall immediately upon such expiration be recomputed and effective immediately upon such expiration shall be increased to the price which it would have been (but reflecting any other adjustments in the Conversion Price made pursuant to the provisions of this Section 6 upon the issuance of other rights or warrants) had the adjustment of the Conversion Price made upon the issuance of such rights, warrants, or options been made on the basis of offering for subscription or purchase only that number of shares of Common Stock actually purchased upon the exercise of such rights, warrants or options actually exercised.

(III) Subsequent Equity Sales.

(1) If the Company issues any Common Stock or there shall be an issuance of Common Stock Equivalents, at a price per share that is less than the Conversion Price then in effect (the "Effective Price") (if the holder of the Common Stock or Common Stock Equivalent so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights issued in connection with such issuance, be entitled to receive shares of Common Stock at a price less than the Conversion Price, such issuance shall be deemed to have occurred for less than the Conversion Price), then at the option of the Holder the Conversion Price shall be adjusted to equal the conversion, exchange or purchase price for such Common Stock or Common Stock Equivalents (including any reset provisions thereof). For purposes of the foregoing adjustment, in connection with any issuance of any Common Stock Equivalents, (x) the maximum number of shares of Common Stock potentially issuable at any time upon conversion, exercise or exchange of such Common Stock Equivalents (the "Deemed Number") shall be deemed to be outstanding upon issuance of such Common Stock Equivalents, (y) the Effective Price applicable to such Common Stock shall equal the minimum dollar value of consideration payable to the Company to purchase such Common Stock Equivalents and to convert, exercise or exchange them into Common Stock, divided by the Deemed Number, and (z) no further adjustment shall be made to the Conversion Price upon the actual issuance of Common Stock upon conversion, exercise or exchange of such Common Stock Equivalents. Such adjustment shall be made whenever such Common Stock or Common Stock Equivalents are issued.

(2) Notwithstanding the foregoing, no adjustment will be made under this Section 6(c)(iii) as a result of any grant of options or warrants to employees, officers, consultants or directors of the Company pursuant to any stock option plan duly adopted by the Company's board of directors or in respect of the issuance of Common Stock upon exercise of any such options, including any and all persons who may be entitled to receive options pursuant to form S-8 and in accordance with SEC Release No. 33-7643.

(IV) Additional Distributions. If the Company, at any time while shares of Preferred Stock are outstanding, shall distribute to all holders of Common Stock (and not to Holders) evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase any security, then in each such case the Conversion Price at which each share of Preferred Stock shall thereafter be convertible shall be determined by multiplying the Conversion Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the Closing Sales Price determined as of the record date mentioned above, and of which the numerator shall be such Closing Sales Price on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of Common Stock as determined by the Board of Directors in good faith. In either case the adjustments shall be described in a statement provided to the Holders of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

(V) Notice of Adjustments. Whenever the Conversion Price is adjusted pursuant to the terms hereof the Company shall promptly mail to each Holder, a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

(D) Additional Events. In case of any reclassification of the Common Stock, or any compulsory share exchange pursuant to which the Common Stock is converted into other securities, cash or property (other than compulsory share exchanges which constitute Change of Control Transactions), the Holders of the Preferred Stock then outstanding shall have the right thereafter to convert such shares only into the shares of stock and other securities, cash and property receivable upon or deemed to be held by holders of Common Stock following such reclassification or share exchange, and the Holders shall be entitled upon such event to receive such amount of securities, cash or property as a holder of the number of shares of Common Stock of the Company into which such shares of Preferred Stock could have been converted immediately prior to such reclassification or share exchange would have been entitled. This provision shall similarly apply to successive reclassifications or share exchanges.

(E) Fundamental Transactions. In case of any Fundamental Transaction, a Holder shall have the right thereafter to do any of the following: (i) convert its Preferred Stock into the shares of stock and other securities, cash and property receivable upon or deemed to be held by holders of Common Stock following such Fundamental Transaction, and such Holder shall be entitled upon such Fundamental Transaction to receive such amount of securities, cash and property as the shares of Common Stock into which such Preferred Stock could have been converted immediately prior to such Fundamental Transaction, (ii)(x) require the surviving entity to issue shares of convertible preferred stock with such aggregate stated value equal to the Stated Value of the Preferred Stock held by such Holder prior to such Fundamental Transaction, plus all other amounts owing thereon, which newly issued shares of preferred stock shall have identical terms to the terms of the Preferred Stock and shall be entitled to all of the rights and privileges of a Holder set forth herein and the agreements pursuant to which the Preferred Stock was issued, and (y) simultaneously with the issuance of such convertible preferred stock, shall have the right to convert such shares only into shares of stock and other securities, cash and property receivable upon or deemed to be held by holders of Common Stock following such Fundamental Transaction (the conversion price applicable for the newly issued shares of convertible preferred stock shall be based upon the amount of securities, cash and property that each share of Common Stock would receive in such Fundamental Transaction, the Conversion Ratio immediately prior to the effectiveness or closing date for such Fundamental Transaction and the Conversion Price stated herein), or (3) avail itself of all rights under Section 7. The terms of any such Fundamental Transaction shall include such terms so as continue to give the Holders the right to receive the securities, cash and property set forth in this Section upon any conversion or redemption following such event. This provision shall similarly apply to successive Fundamental Transactions.

(F) Notice of Corporate Events. If (i) the Company shall declare a dividend (or any other distribution) on the Common Stock, (ii) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (iii) the Company shall authorize the granting to all holders of Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (iv) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share of exchange whereby the Common Stock is converted into other securities, cash or property, or (v) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company; then the Company shall notify the Holders at their last addresses as they shall appear upon the stock books of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange. Holders are entitled to convert shares of Preferred Stock during the 20-day period commencing the date of such notice to the effective date of the event triggering such notice.

(G) Calculations. All calculations hereunder shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

(H) Reservation of Common Stock. The Company covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock solely for the purpose of issuance upon conversion of Preferred Stock, free from preemptive rights or any other actual contingent purchase rights of Persons other than the Holders, not less than 200,000,000 shares of Common Stock. The Company covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly and validly authorized and issued and fully paid and nonassessable. If on any date the Company would be, if a notice of conversion were to be delivered on such date, precluded from issuing the number of Underlying Shares as would then be issuable upon a conversion in full of the Preferred Stock due to the unavailability of a sufficient number of authorized but unissued or reserved shares of Common Stock, then the Board of Directors of the Company shall within 75 days from such date, file an appropriate amendment to the Company's articles of incorporation to evidence the increase in the number of shares of Common Stock which the Company is authorized to issue to at least such number of shares in order to enable the Company to comply with its issuance, conversion, exercise and reservation of shares obligations as set forth in this Certificate of Designation.

(I) No Fractional Shares. Upon a conversion hereunder the Company shall not be required to issue stock certificates representing fractions of shares of Common Stock, but may if otherwise permitted, make a cash payment in respect of any final fraction of a share based on the Closing Sales Price at such time. If any fraction of an Underlying Share would, except for the provisions of this Section, be issuable upon a conversion hereunder, the Company shall pay an amount in cash equal to the Conversion Ratio multiplied by such fraction.

(J) No Charge to Holders. The issuance of certificates for Common Stock on conversion of Preferred Stock and as payment of dividends hereunder shall be made without charge to the Holders thereof for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificate, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder.

(K) Cancellation of Shares of Preferred Stock. Shares of Preferred Stock converted into Common Stock or redeemed in accordance with the terms hereof shall be canceled.

(L) Notices. Any and all notices or other communications or deliveries to be provided by the Holders, including, without limitation, any Holder Conversion Notice, shall be in writing and delivered personally, by facsimile or sent by a nationally recognized overnight courier service, addressed to: 4501 Circle 75 Parkway Building D-4210, Atlanta, GA 30339-3025, Attn: James E. Malcom, Chief Financial Officer, Facsimile No.: (404)659-4900, or to such other address or facsimile number as shall be specified in writing by the Company for such purpose. Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile or sent by a nationally recognized overnight courier service, addressed to each Holder at the facsimile telephone number or address of such Holder appearing on the books of the Company, or if no such facsimile telephone number or address appears, at the principal place of business of the Holder. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 5:30 p.m. (New York City time)(with confirmation of transmission), (ii) the date after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section later than 5:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date (with confirmation of transmission), (iii) upon receipt, if sent by a nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

SECTION 7. Redemptions.

(A) Triggering Events. Upon the occurrence of a Triggering Event, each Holder shall (in addition to all other rights it may have hereunder or under applicable law), have the right, exercisable at the sole option of such Holder, to require the Company to redeem all or a portion of the Preferred Stock then held by such Holder for a redemption price, in cash, equal to the greater of (1) 110% of the aggregate Stated Value of such Preferred Stock, and all accrued and unpaid dividends and other amounts owing hereunder and (2) the product of (x) the quotient obtained by dividing (A) the Stated Value of such Preferred Stock and all accrued and unpaid dividends and other amounts owing hereunder by (B) the Conversion Price at such time and (y) the Closing Sales Price on the date of such redemption is first required, or the date such redemption is paid in full, whichever is greater (the greater such amount the "Redemption Price"). The Redemption Price shall be due and payable within five Trading Days of the date on which the notice for the payment therefor is provided by a Holder. If the Company fails to pay the Redemption Price hereunder in full pursuant to this Section on the date such amount is due in accordance with this Section, the Company will pay interest thereon at a rate of 15% per annum (or the lesser amount permitted by applicable law), accruing daily from such date until the Redemption Price, plus all such interest thereon, is paid in full. For purposes of this Section, a share of Preferred Stock is outstanding until such date as the Holder shall have received Underlying Shares upon a conversion (or attempted conversion) thereof that meets the requirements hereof.

(B) Optional Redemption.

(i) Commencing the twenty-fourth month following the original Issue Date, the Company shall have the right, on a monthly basis, to redeem up to $1,000,000 of the aggregate Stated Value of the outstanding shares of the Preferred Stock, at a price equal to the Optional Redemption Stated Value Amount, plus all accrued and unpaid dividends on the Stated Value subject to such redemption through the end of the monthly period succeeding the month on which the Monthly Redemption Notice (as defined below) is given, plus any other amounts owing in respect thereof under the terns of the Transaction Documents (such amounts collectively, the "Monthly Redemption Amount"). The Monthly Redemption Amounts under this Section shall be due and payable on the last business day of the month preceding the month to which such payment precedes (such date, the "Monthly Redemption Date").

(ii) To effect redemptions under this Section, the Company must provide notice (the "Monthly Redemption Notice") to all Holders at least 5 days but no more than 15 days prior to the Monthly Redemption Date for such redemption, specifying therein the aggregate amount of Stated Value subject to such redemption (which may not exceed $1,000,000 for all Holders), the Monthly Redemption Date (which shall be the last day of the month in which the Monthly Redemption Notice is given), and the Holder Percentage for each Holder. The Monthly Redemption Amount shall first be applied to all accrued and unpaid liquidated damages and other amount owing on account of the Preferred Stock until paid in full, then to all accrued but unpaid dividends on the Preferred Stock until paid in full, and then to the Optional Redemption Stated Value then outstanding. The Monthly Redemption Amounts shall be paid in cash.

(iii) Prior to the Monthly Redemption Date, a Holder shall have the right to convert any portion of the Stated Value subject to a Monthly Redemption Notice, and the Company undertakes to comply with its obligations under this Certificate of Designation with respect to such conversions. On the Monthly Redemption Date, the Monthly Redemption Amount shall be determined for each Holder by deducting from such Holder's portion of the Stated Value subject to the Monthly Redemption Notice at issue, less the Stated Value tendered buy such older in one or more Conversion Notices prior to the Monthly redemption Date. If the Monthly Redemption Amount has been timely paid to a Holder on the Monthly Redemption Date, then such Holder may not convert any portion of its remaining Stated Value during the succeeding month, unless an additional Monthly Redemption Notice is received.

(iv) If the shares of Preferred Stock subject to a Monthly Redemption Notice are not redeemed due to a default in payment by the Company of the full amount of the Monthly Redemption Amount on the applicable Monthly Redemption Date, such shares of Preferred Stock relating to the Monthly Redemption Notice shall remain outstanding and shall be entitled to all of the rights and preferences provided herein, and the Company shall forever forfeit its right to deliver an further Monthly Redemption Notices.

SECTION 8. Forbearance.

(A) If the Equity Conditions have been satisfied with respect to all Registrable Securities (as defined in the Registration Rights Agreements) and the Company shall have been in compliance in all material respects with its obligations under the Transaction Documents (whether or not a Triggering Event has been declared), then the Company shall have the right to cancel such amount of the then outstanding amount of the Stated Value of the Preferred Stock as follows:

(i) If (x) the Closing Sales Price of the Common Stock is greater than $.20 per share but less than $.30 per share for forty (40) consecutive days and (y) the average daily volume of the Common Stock on the Trading Market during such period exceeds 100,000 shares, then the Company may cancel up to 12.5% of the Stated Value of the Preferred Stock;

(ii) If (x) the Closing Sales Price of the Common Stock is greater than $.30 per share but less than $.40 per share for forty (40) consecutive days and (y) the average daily volume of the Common Stock on the Trading Market during such period exceeds 100,000 shares, then the Company may cancel up to an additional 12.5% of the Stated Value of the Preferred Stock;

(iii) If (x) the Closing Sales Price of the Common Stock is greater than $.40 per share but less than $.50 per share for forty (40) consecutive days and (y) the average daily volume of the Common Stock on the Trading Market during such period exceeds 100,000 shares, then the Company may cancel up to an additional 20% of the Stated Value of the Preferred Stock; and

(iv) If (x) the Closing Sales Price of the Common Stock is greater than $.50 per share for forty (40) consecutive days and (y) the average daily volume of the Common Stock on the Trading Market during such period exceeds 100,000 shares, then the Company may cancel up to an additional 25% of the Stated Value of the Preferred Stock.

(B) The Company shall have the right to exercise its rights under this Section 8 by delivering written notice to the Holders (a "Forbearance Notice"), no later than the 5th Trading Day following the date on which each of the applicable conditions set forth in Section 8(a)(i)-(iv) have been satisfied, notifying such Holders of the amount of Stated Value being canceled and the date of cancellation, which date shall be set forth in the Forbearance Notice, but shall not be earlier than the 10th Trading Day following (but not including) the date of the Forbearance Notice (such date, the "Forbearance Date"). Each Holder shall have the right, by giving written notice to the Company ("Dispute Notice"), during the period following the giving of the Forbearance Notice by the Company through the Forbearance Date, to dispute the satisfaction of the conditions set forth in this Section 8. In the event that a Holder delivers a Dispute Notice, the Company and such Holder shall attempt to resolve their differences. No amount of a Holder's Stated Value shall be cancelled unless such Holder and the Company agree that the conditions precedent to the Company giving a Forbearance Notice have been satisfied, including without limitation that the Company shall have been in compliance in all material respects with its obligations under the Transaction Documents (whether or not a Triggering Event has been declared).




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                               LECSTAR CORPORATION

                                CONVERSION NOTICE

(To be Executed by the Registered Holder in order to convert shares of Preferred Stock)

         The undersigned hereby elects to convert the number of shares or Stated Value of 3% Series G Redeemable Convertible Preferred Stock ("Preferred Stock") indicated below, into shares of Common Stock, as of the date written below. If Underlying Shares are to be issued in the name of a Person other than undersigned, the undersigned will pay all transfer taxes payable with respect thereto. All capitalized terms used and not defined in this Conversion Notice shall have the meanings set forth in the Certificate of Designations governing the Preferred Stock.

Conversion calculations

Conversion Date: _______________________

Number of shares of Preferred Stock to be Converted: ____________________

Stated Value of Preferred Stock (including any accrued but unpaid dividends) to be Converted: ________________

Number of shares of Preferred Stock and Stated Value remaining after Conversion:
__________

Number of Underlying Shares to be Issued: __________________________

Conversion Price: _________________________________


                                       Signature

                                       Name

                                       Address



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